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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 2, 2000


                                 MAIL.COM, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)



Registrant's telephone number, including area code               (212) 425-4200



                                       N/A
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           Former Name or Former Address, if Changed Since Last Report



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ITEM 5.  OTHER EVENTS

         On November 2, 2000, Mail.com, Inc. (the "Company") announced its intention to sell all assets not related to its core outsourced messaging business, including its subsidiaries Asia.com, Inc. and India.com, Inc. and its portfolio of category-defining domain names such as USA.com, Europe.com, Japan.com, lawyer.com and accountant.com.

         The sale of these assets is the next step in the execution of the Company's previously stated strategy to focus exclusively on its outsourced messaging business. On October 26, 2000, the Company announced that it retained SG Cowen to sell its advertising network business. The Company plans to use any proceeds received from the sales to fund the Company's outsourced messaging business, for acquisitions related to its core business and for other general corporate purposes.

         This report may contain statements of a forward-looking nature relating to the future events or the future financial results of the Company. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from those indicated in such forward-looking statements. These include: historic and continuing losses; the need to raise additional capital in the future; significant leverage; potential obstacles in the development of the market for Internet messaging and collaboration services outsourcing, such as concerns about security and reliability and the ability to attract additional customers or to expand services sold to existing customers; significant competition; the retention and hiring of key personnel; computer system failure and interruption of service; the risks of international operations, including regulatory uncertainties; the risks inherent in an acquisition strategy; and the ability to sell any or all of the Company's advertising network business, Asia.com, India.com or the Company's domain names upon favorable terms or at all, the timing, terms and conditions of any such sales and the form or amount of consideration that may be received. These and other risks and uncertainties are described in more detail in the Company's most recent prospectus filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         None





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2000


                                 MAIL.COM, INC.



                                 By:      /s/ Debra McClister
                                          --------------------------
                                          Debra McClister, Executive
                                          Vice President and Chief
                                          Financial Officer